UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 31, 2011 (March 30, 2011)

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

and

Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On March 31, 2011, Worthington Industries, Inc. (the “Registrant”) issued a news release reporting results for the three- and nine-month periods ended February 28, 2011.  A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

	(a) – (c)	Not applicable.

	(d)	Election of new director:

		(1)	On March 30, 2011, the Registrant’s Board of Directors, upon the recommendation of the Nominating and Governance Committee, appointed Mark C. Davis as a director of the Registrant to serve as a member of the class of the Registrant’s Board of Directors whose terms expire at the 2012 Annual Meeting of Shareholders. Mr. Davis’ appointment was immediately effective.

		(2)	Mr. Davis was also appointed as a member of the Nominating and Governance Committee of the Board of Directors of the Registrant, to be effective March 30, 2011. The Registrant’s Board of Directors has determined that Mr. Davis qualifies as an “independent director” for purposes of the applicable sections of the Listed Company Manual for the New York Stock Exchange.

		(3)	There is no arrangement or understanding between Mr. Davis and any other person pursuant to which he was selected as a director. Neither Mr. Davis nor any member of his immediate family has had (or proposes to have) a direct or indirect interest in any transaction in which the Registrant or any of the Registrant’s subsidiaries was (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of SEC Regulation S-K.

(4)	Mr. Davis will receive the normal compensation and equity grants applicable to non-employee directors of the Registrant, including a prorated payment of the retainer for the current year and was granted a restricted share award covering 1,450 common shares (which are included in the number of common shares he currently owns) and a non-qualified stock option award covering 4,875 common shares, in each case granted on March 30, 2011.

Item 9.01.	Financial Statements and Exhibits.
(a)-(c)	Not applicable.
(d)	Exhibits:
Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on March 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date:	March 31, 2011	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President-
Administration, General Counsel and Secretary